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                         CLOSING STATEMENT INFORMATION

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PROPERTY NAME:          CARROLLTON CROSSROADS SHOPPING CENTER

SELLER:                 CARROLLTON CROSSROADS ASSOCIATES
                        an Illinois joint venture

PURCHASER:              MORNINGSIDE ASSOCIATES
                        a Georgia general partnership

PRORATION DATE:         1/16/97

PRORATION AS OF:        11:59 PM, THURSDAY, JANUARY 16, 1997

CLOSING DATE:           1/17/97

CLOSING AS OF:          FRIDAY, JANUARY 17, 1997

TAX BEGIN DATE:         1/1/97

TAX END DATE:           12/31/97

MONTH BEGIN DATE:       1/1/97

MONTH END DATE:         1/31/97


                               CLOSING STATEMENT
                                  FOR SALE OF
                     CARROLLTON CROSSROADS SHOPPING CENTER

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SELLER:                         CARROLLTON CROSSROADS ASSOCIATES
                                an Illinois joint venture

PURCHASER:                      MORNINGSIDE ASSOCIATES
                                a Georgia general partnership

PROPERTY:                       CARROLLTON CROSSROADS SHOPPING CENTER,
                                1399 South Park Street, Carrollton, Georgia

PRORATION DATE:                 11:59 PM, THURSDAY, JANUARY 16, 1997

CLOSING (FUNDING) DATE:         FRIDAY, JANUARY 17, 1997

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                                                                 CREDIT             CREDIT
                                                              PURCHASER             SELLER
                                                          -------------      -------------

PURCHASE PRICE                                                               18,100,000.00

EARNEST MONEY (held by Old Republic National Title Company   200,000.00

INTEREST ON EARNEST MONEY                                           POC

PRO-RATE REAL ESTATE TAXES                                     8,747.25
     [See Schedule A]

PRO-RATE JANUARY, 1997 RETAIL LEASE CHARGES                   83,673.78
     [See Schedule D]

TENANT PREPAID RENTS                                           4,392.82
     [See Schedule B]

PRO-RATE SERVICE CONTRACTS                                                          839.42
     [See Schedule C]

SECURITY DEPOSITS                                             11,464.67
     [See Schedule E]

TENANT ALLOWANCE CREDIT (Famous Footwear)                     12,500.00

                                                          -------------      -------------
     SUBTOTALS                                               320,778.52      18,100,839.42

CASH AMOUNT DUE TO SELLER                                 17,780,060.90
                                                          -------------      -------------

     TOTAL CREDITS                                        18,100,839.42      18,100,839.42
                                                          =============      =============

*The attached notes are part of this closing statement


APPROVED:  SELLER                                 APPROVED:  PURCHASER

CARROLLTON CROSSROADS ASSOCIATES                  MORNINGSIDE ASSOCIATES
an Illinois joint venture                         a Georgia general partnership



By:  ________________________________             By:  ________________________________


APPROVED AS RELATES TO NOTE 4 OF THIS CLOSING STATEMENT:

EQUITY PROPERTIES AND DEVELOPMENT, LIMITED PARTNERSHIP
By:SC Management, Inc., an Illinois corporation, its sole general partner



   By:  _____________________________






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                                 CARROLLTON CROSSROADS SHOPPING CENTER

                                       SOURCES AND USES STATEMENT

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                                      PURCHASER'S SOURCES AND USES:
                                      -----------------------------

BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                17,780,060.90
                                                                                       ---------------
ADDITIONAL CASH OUTLAYS BY PURCHASER:

        CALLOWAY TITLE AND ESCROW, L.L.C.
                Title Insurance Premium and Expenses (100%)            16,485.00

        CRAWFORD & ASSOCIATES, INC.
                Survey Fees (100%)                                           POC

        CALLOWAY TITLE AND ESCROW, L.L.C.
                Recording (estimated) (100%)                              175.00

        OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
                Escrow Fees (50%)                                          50.00
                                                                   -------------
        PURCHASERS CLOSING COSTS                                                             16,710.00
                                                                                       ---------------

TOTAL CASH OUTLAY BY PURCHASER                                                           17,796,770.90



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                                       SELLER'S SOURCES AND USES:
                                       --------------------------

EARNEST MONEY                                                                               200,000.00
CASH AMOUNT DUE TO SELLER                                                                17,780,060.90
                                                                                       ---------------
TOTAL SELLER'S SOURCES                                                                   17,980,060.90
                                                                                       ---------------

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

        CLERK OF SUPERIOR COURT, CARROLL COUNTY
                Transfer Tax (100%)                                    18,100.00

        GEORGIA DEPT. OF REVENUE
                Georgia Non-Resident Seller's Withholding Tax (100%)   13,518.57

        OLD REPUBLIC NATIONAL TITLE COMPANY
                Escrow Fee (50%)                                           50.00

        BEN CARTER ASSOCIATES                                         362,000.00
                                                                 ---------------
TOTAL CASH OUTLAY BY SELLER                                                                 393,668.57
                                                                                       ---------------

BALANCE TO SELLER                                                                        17,586,392.33
                                                                                       ===============


                                                 SCHEDULE A

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        CARROLLTON CROSSROADS SHOPPING CENTER
        PRO-RATE 1997 PROPERTY TAXES
        PRORATION MADE AS OF:      11:59 PM, THURSDAY, JANUARY 16, 1997

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        ACTUAL 1996 REAL ESTATE TAXES:
                C07-042-051                                                   192,970.80
                C07-042-097                                                     6,575.75
                                                                       -----------------
        TOTAL 1996 REAL ESTATE TAXES:                                         199,546.55

        ESTIMATED 1997 REAL ESTATE TAXES                                      199,546.55

        SELLER'S PRORATA SHARE OF 1997 TAXES             16 /365                   4.384%
                                                                       -----------------

        SELLER'S SHARE OF 1997 TAXES                                            8,747.25

        LESS AMOUNT PAID BY SELLER                                                 --
                                                                       -----------------

        CREDIT DUE TO PURCHASER (SELLER):                                       8,747.25
                                                                        ================

 NOTES:
 ------
    [1] The 1996 Real Estate taxes are paid in full. The 1997 tax bill has not yet been received and the taxes will be reprorated based on the actual billed.


                                           SCHEDULE B

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        CARROLLTON CROSSROADS SHOPPING CENTER
        TENANT PREPAID RENTS
        PRORATION MADE AS OF:   11:59 PM, THURSDAY, JANUARY 16, 1997

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                                                                          AMOUNT
                TENANT NAME                                              PREPAID
        -----------------------------------------------------------------------------

                CATO FASHIONS                                              147.25
                FAMOUS FOOTWEAR                                            148.93
                GENESIS I - HAIRSTYLE                                        2.92
                H & R BLOCK                                              1,510.26
                SUN TRUST BANK                                           2,540.10 *
                W.L. PETREY WHOLESALE                                       43.36
                                                                    -------------

                                                                         4,392.82

                TOTAL PREPAID RENTS CREDITED TO PURCHASER                                4,392.82
                                                                                      ===========

        * This amount reflects Seller's offset of $1,636.86 against such prepaid rent for tenant's share of 1996 real estate taxes.

                                  SCHEDULE C

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CARROLLTON CROSSROADS SHOPPING CENTER
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:                   11:59 PM, THURSDAY, JANUARY 16, 1997

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                               SERVICE CONTRACTS

                                                                                         CREDIT DUE
                                                    BILLING PERIOD        # of DAYS       PURCHASER
VENDOR NAME                        PAYMENT          BEGIN      END           CREDIT      or (SELLER)
----------------------------------------------------------------------------------------------------
PAID BY SELLER:
Greenleaves Inc. (landscaping)     (2,250.00)       01/01/97   01/31/97       15          (1,088.71)
                                                                                          ---------
                                   TOTAL CREDIT DUE TO PURCHASER (SELLER)                 (1,088.71)
                                                                                          ---------
PAYABLE BY BUYER:
Superior Window Cleaning (est.
based on 12/96)                       483.00         1/1/97     1/31/97       16             249.29
                                                                                          ---------

                                   TOTAL CREDIT DUE TO PURCHASER (SELLER)                    249.29
                                                                                          ---------

                                   NET CREDIT DUE TO PURCHASER (SELLER)                     (839.42)
                                                                                          =========

                                  SCHEDULE D

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CARROLLTON CROSSROADS SHOPPING CENTER
RETAIL TENANTS MONTHLY CHARGES
PRORATION MADE AS OF:  11:59 PM, THURSDAY, JANUARY 16, 1997

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                                                                                                    TOTAL
                                     JANUARY                                        CAM-           JANUARY         CHARGES
        MERCHANT NAME                  RENT           RET            CAM         INSURANCE         CHARGES            PAID
-------------------------------------------------------------------------------------------------------------------------------
1ST FRANKLIN FINANCIAL              1,200.00         73.00          111.00          -             1,384.00         1,384.00

A LIKELY STORY                      1,733.33         97.00          148.00          -             1,978.33              -

ALRENCO                             2,925.00        164.00          250.00          -             3,339.00         3,339.00

CATO FASHIONS                       5,145.83        315.00          168.00        53.12           5,681.95         5,681.95

COOK'S JEWELERY                     2,687.75        151.00          230.00          -             3,068.75         3,068.75

EVE'S CARDS & GIFTS                 2,875.00        182.00          260.00          -             3,317.00         3,317.00

FAMOUS FOOTWEAR                     4,687.50        254.00          321.00          -             5,262.50         5,262.50

FRIEDMAN'S JEWELERS                 2,916.66        152.08          231.00          -             3,299.74         3,299.74

GENESIS I - HAIRSTYLES              1,400.00         97.00          148.00          -             1,645.00         1,645.00

GOODY'S                            15,678.00      1,783.00          857.38          -            18,318.38        18,318.38

H & R BLOCK                         1,533.33         97.00          148.00          -             1,778.33         1,778.33

HAIR CUTTERY                        1,500.00         73.00          104.00          -             1,677.00         1,677.00

HARDEES                             2,875.00           -               -            -             2,875.00         2,875.00

IT'S FASHION                        3,142.13        189.00          308.00          -             3,639.13         3,669.10

J CARL CLEANERS                     1,250.00         76.00          111.00          -             1,437.00         1,437.00

JC PENNEY                          10,562.50           -            696.15          -            11,258.65        11,258.65

KEVIN'S COMPACT DISCOUNT            2,146.67        130.67          207.20          -             2,484.54         2,484.54

KROGER                             26,496.60           -               -            -            26,496.60        26,496.60

MAURICES                            5,000.00        350.00          555.00          -             5,905.00         5,905.00

PAYLESS SHOESOURCE                  2,508.34        170.00          110.00        35.48           2,823.82         2,823.82

RANDSTAD                            1,400.00         73.00          111.00          -             1,584.00         1,584.00

SALLY BEAUTY SUPPLY                 1,533.33         97.00          148.00          -             1,778.33         1,778.33

SUBWAY SANDWICHES                   1,437.90         73.00           76.00        14.93           1,601.83         1,601.83

SUN TRUST BANK (ground lease)       2,500.00           -               -            -             2,500.00         2,500.00

THE MOVIE GALLERY                   2,750.00        182.00          278.00          -             3,210.00         2,550.42

VALENTINO'S                         4,313.40        218.00          229.00        44.80           4,805.20         4,805.20

W.L. PETREY WHOLESALE               1,120.00         70.00          111.00          -             1,301.00         1,301.00

WALMART                            51,083.67           -               -            -            51,083.67        51,083.67
-------                           ----------      --------        --------       ------         ----------       ----------

TOTALS                            164,401.94      5,066.75        5,916.73       148.33         175.533.75       172,925.81
                                  =============================================================================================


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                                          PR'S                        TOTAL           TOTAL
                                       PRORATA        BALANCE          SR'S            PR'S
        MERCHANT NAME                    SHARE            O/S      SHARE O/S      SHARE O/S
-------------------------------------------------------------------------------------------
1ST FRANKLIN FINANCIAL                  669.68             -              -             -

A LIKELY STORY                            -           1,978.33       1,021.07        957.26

ALRENCO                               1,615.65             -              -             -

CATO FASHIONS                         2,749.33             -              -             -

COOK'S JEWELERY                       1,484.88             -              -             -

EVE'S CARDS & GIFTS                   1,605.00             -              -             -

FAMOUS FOOTWEAR                       2,546.37             -              -             -

FRIEDMAN'S JEWELERS                   1,596.65             -              -             -

GENESIS I - HAIRSTYLES                  795.97             -              -             -

GOODY'S                               8,863.73             -              -             -

H & R BLOCK                             860.48             -              -             -

HAIR CUTTERY                            811.45             -              -             -

HARDEES                               1,391.13             -              -             -

IT'S FASHION                          1,775.37            9.00           9.00           -

J CARL CLEANERS                         695.32             -              -             -

JC PENNEY                             5,447.73        8,929.04       8,929.04           -

KEVIN'S COMPACT DISCOUNT              1,202.20             -              -             -

KROGER                               12,820.94       32,530.20      32,530.20           -

MAURICES                              2,857.26             -              -             -

PAYLESS SHOESOURCE                    1,366.36            8.00           8.00           -

RANDSTAD                                766.45             -              -             -

SALLY BEAUTY SUPPLY                     860.48             -              -             -

SUBWAY SANDWICHES                       775.08             -              -             -

SUN TRUST BANK (ground lease)         1,209.68             -              -             -

THE MOVIE GALLERY                     1,234.07          659.58         340.43        319.15

VALENTINO'S                           2,325.10             -              -             -

W.L. PETREY WHOLESALE                   629.52             -              -             -

WALMART                              24,717.90       80,540.03      80,540.03           -
-------                              ---------      ----------     ----------      --------

TOTALS                               83,673.78      124,654.18     123,377.77      1,276.41
                                     ======================================================


                                  SCHEDULE E

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CARROLLTON CROSSROADS SHOPPING CENTER
SECURITY DEPOSIT CREDIT
PRORATION MADE AS OF:             11:59 PM, THURSDAY, JANUARY 16, 1997

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                               SECURITY DEPOSITS


  A LIKELY STORY                                                             1,400.00
  EVE'S CARDS & GIFTS                                                        2,375.00
  GENESIS I - HAIRSTYLES                                                     1,166.67
  H & R BLOCK                                                                1,320.00
  J CARL CLEANERS                                                            1,032.00
  KEVIN'S COMPACT DISCOUNT                                                   1,470.00
  SUBWAY SANDWICHES                                                          1,400.00
  W.L. PETREY WHOLESALE                                                      1,301.00
                                                                           ------------

TOTAL SECURITY DEPOSITS CREDITED TO PURCHASER                                              11,464.67
                                                                                           =========